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                                                                   EXHIBIT 10.47

                                                                  Execution Copy

                               Dated 27 July 2004

                         ASIA NETCOM CORPORATION LIMITED
                                  (as Chargor)

                                       and

             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
                              (as Security Trustee)

             -------------------------------------------------------

                              CHARGE OVER ACCOUNTS

             ------------------------------------------------------

                                 RICHARDS BUTLER
                                    HONG KONG

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                                TABLE OF CONTENTS

CLAUSE NO.                 CLAUSE HEADING                                                                     PAGE NO.
---------                  --------------                                                                     -------
1.      DEFINITIONS AND CONSTRUCTION.........................................................................     1

2.      COVENANT TO PAY......................................................................................     3

3.      CHARGE...............................................................................................     3

4.      CONTINUING AND INDEPENDENT SECURITY..................................................................     5

5.      REPRESENTATIONS AND WARRANTIES.......................................................................     5

6.      TAXES AND OTHER DEDUCTIONS...........................................................................     8

7       COSTS, CHARGES AND EXPENSES..........................................................................     9

8.      UNDERTAKINGS.........................................................................................    10

9.      ENFORCEMENT..........................................................................................    11

10.     APPLICATION OF PROCEEDS..............................................................................    15

11.     INDEMNITY............................................................................................    15

12.     SUSPENSE ACCOUNT.....................................................................................    16

13.     SET OFF..............................................................................................    16

14.     POWER OF ATTORNEY....................................................................................    17

15.     FURTHER ASSURANCE....................................................................................    17

16.     NOTICES..............................................................................................    17

17.     WAIVERS, AMENDMENTS AND CONSENTS, REMEDIES, SEVERABILITY, ASSIGNMENT AND
        COUNTERPARTS.........................................................................................    19

18.     GOVERNING LAW AND JURISDICTION.......................................................................    20

SCHEDULE - FORM OF NOTICE AND ACKNOWLEDGEMENT OF CHARGED ACCOUNTS............................................    22

EXECUTION PAGE...............................................................................................    24

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THIS DEED OF CHARGE OVER ACCOUNTS is made on 27 July 2004

BETWEEN:-

(1) ASIA NETCOM CORPORATION LIMITED, a company incorporated under the laws of Bermuda whose registered office is situate at Clarendon House, 2 Church Street, Hamilton, HM11 Bermuda (the "CHARGOR"); and

(2) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED, a company incorporated under the laws of Hong Kong acting through its head office at ICBC Asia Building, 122-126 Queen's Road Central, Hong Kong acting on its own behalf and as security trustee and trustee for and on behalf of the Finance Parties (the "SECURITY TRUSTEE").

WHEREAS:-

(A) By a facility agreement signed on 2nd December, 2003 (but held undated in escrow) as released from escrow and amended and restated by the Supplemental Amendment and Restatement Deed (the "FACILITY AGREEMENT"), entered into between (1) the Chargor, as borrower; (2) the banks and financial institutions named therein as lenders (the "LENDERS"); (3) Industrial and Commercial Bank of China (Asia) Limited as arranger; and
      (4) the Security Trustee as facility agent, the Finance Parties have agreed, upon and subject to the terms of the Facility Agreement, to make available to the Chargor a term loan facility of up to US$150,000,000 (the "FACILITY") for the purposes more particularly specified therein.

(B) The Security Trustee is acting as facility agent for the Finance Parties pursuant to the Facility Agreement and as security agent and trustee for the Finance Parties pursuant to this Deed and other Finance Documents.

(C) It is a condition precedent to the availability of the Facility under the Facility Agreement that the Chargor shall have executed and delivered this Deed to the Security Trustee creating fixed and floating charges over its assets and undertakings.

NOW THIS DEED WITNESSES as follows:-

1.    DEFINITIONS AND CONSTRUCTION

1.1   TERMS DEFINED

      In this Deed, unless the context otherwise requires, terms used shall have the meanings defined in the Facility Agreement and:-

      "COLLATERAL" means all the right, title, interest and benefit of the Chargor present and future in and to the Charged Accounts.

      "CHARGED ACCOUNTS" means collectively the Prepayment Escrow Account, the Insurance Proceeds Escrow Account, the Disposition Proceeds Escrow Account and the

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      Requisition Proceeds Escrow Account.

      "DEPOSIT BANK" means Industrial and Commercial Bank of China (Asia)
      Limited.

      "DISPOSITION PROCEEDS ESCROW ACCOUNT" means the US$ denominated interest bearing account of the Chargor with the Deposit Bank designated "ASIA NETCOM CORPORATION LIMITED - DISPOSITION PROCEEDS" including any sub accounts thereof and all sums now or hereafter deposited in any such accounts and all additions to or renewals or replacements thereof (in whatever currency) and all interest or other sums which may accrue from time to time thereon.

      "INSURANCE PROCEEDS ESCROW ACCOUNT" means the US$ denominated interest bearing account of the Chargor with the Deposit Bank designated "ASIA NETCOM CORPORATION LIMITED - INSURANCE PROCEEDS" including any sub accounts thereof and all sums now or hereafter deposited in any such accounts and all additions to or renewals or replacements thereof (in whatever currency) and all interest or other sums which may accrue from time to time thereon.

      "PREPAYMENT ESCROW ACCOUNT" means the US$ denominated interest bearing account of the Chargor with the Deposit Bank designated "ASIA NETCOM CORPORATION LIMITED - PREPAYMENT ESCROW" including any sub accounts thereof and all sums now or hereafter deposited in any such accounts and all additions to or renewals or replacements thereof (in whatever currency) and all interest or other sums which may accrue from time to time thereon.

      "RECEIVER" means any receiver, manager, provisional supervisor or other similar officer appointed by the Security Trustee in respect of the security hereby granted.

      "REQUISITION PROCEEDS ESCROW ACCOUNT" means the US$ denominated interest bearing account of the Chargor with the Deposit Bank designated "ASIA NETCOM CORPORATION LIMITED - REQUISITION PROCEEDS" including any sub accounts thereof and all sums now or hereafter deposited in any such accounts and all additions to or renewals or replacements thereof (in whatever currency) and all interest or other sums which may accrue from time to time thereon.

      "SECURED OBLIGATIONS" means any and all moneys, liabilities and obligations (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money, and including, without limitation, any obligation or liability to pay damages) which are or may become payable by the Chargor or any other member of the Borrower Group or any other Security Party which is a member of the CNC HK Group to the Finance Parties or any of them under or pursuant to the Facility Agreement and/or any other Finance Documents and/or all other obligations hereby secured.

1.2   TRUST

      All rights, benefits, interests, powers and discretions granted to or conferred on the Security Trustee pursuant to this Deed shall be held by the Security Trustee on trust for the benefit of itself as Security Trustee and each Finance Parties from time to time. The Security Trustee may do all acts within its powers to administer and manage the trust constituted by this Clause including any full or partial release by deed of the rights,

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      benefits and interest conferred by Clause 3 or the release of all or any part of the Collateral from this Deed. The trust constituted by this Clause shall come into existence on the date of this Deed and shall last for so long as any of the Secured Obligations remain outstanding provided that for the purposes of the rule against perpetuities, the perpetuity period applicable to the trust constituted under this Clause and any dispositions made or to be made pursuant to this Deed and this trust, is hereby specified as a period of eighty (80) years less one (1) day from the date of this Deed.

1.3   CLAUSE HEADINGS

      Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed.

1.4   CONSTRUCTION

      In this Deed, unless the context otherwise requires:-

      (a) Clause 1.3 of the Facility Agreement shall be deemed incorporated in this Deed mutatis mutandis as if set out separately in this Deed; and

      (b) references to the "CHARGOR", the "SECURITY TRUSTEE" or any "FINANCE PARTIES" include, where the context permits, include their respective successors and transferees and permitted assigns in accordance with their respective interests.

2.    COVENANT TO PAY

      The Chargor hereby covenants that it will on demand pay and discharge the Secured Obligations when due for payment or discharge in accordance with the Finance Documents.

3.    CHARGE

3.1   CHARGE

      In consideration of the Finance Parties agreeing to make the Facility available to the Chargor upon the terms and conditions of the Facility Agreement and as a continuing security for the due and punctual payment and discharge of the Secured Obligations, the Chargor as sole beneficial owner hereby irrevocably by way of first fixed charge, charges to the Security Trustee as trustee for the benefit of the Finance Parties, the Collateral.

3.2   PERFORMANCE AND INDEMNITY

      Notwithstanding the foregoing, the Chargor shall remain liable to perform all the obligations to be performed by it in respect of the Collateral and shall discharge fully its obligations thereunder as they become due and neither the Security Trustee nor any of the other Finance Parties shall have any obligation of any kind whatsoever thereunder or be under any liabilities whatsoever in the event of any failure to perform their

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      obligations thereunder and the Chargor hereby indemnifies and agrees to keep indemnified the Security Trustee, and the other Finance Parties and each of them from and against any such liability.

3.3   WITHDRAWAL BY SECURITY TRUSTEE

      The Chargor hereby undertakes to comply with the provisions of the Facility Agreement in particular of in respect of Mandatory Prepayments and irrevocably appoints and authorises the Security Trustee on its behalf to, and where appropriate, to instruct the Facility Agent to, withdraw all amounts required from the Insurances Proceeds Prepayment Account, the Requisition Proceeds Prepayment Account and/or the Disposition Proceeds Prepayment Account, as the case may be, and transfer such amounts to the Prepayment Escrow Account and subsequently to withdraw any amounts required by the Facility Agent for the purposes of enabling the Chargor to make a Mandatory Prepayment in accordance with Clause 7.5 of the Facility Agreement.

3.4   RELEASE AND TRANSFER

      (a) The Security Trustee shall, at the request and cost of the Chargor and in such form as the Security Trustee shall reasonably approve, release and transfer to the Chargor the Collateral upon the full performance and discharge of the Secured Obligations to the reasonable satisfaction of the Security Trustee and the Finance Parties.

      (b) Notwithstanding any discharge, release or settlement from time to time between the Security Trustee and/or any other Finance Party and the Chargor, if any security, disposition or payment granted or made to the Security Trustee and/or any other Finance Party in respect of the Secured Obligations by the Chargor or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Security Trustee shall be entitled thereafter to enforce this Deed as if no such discharge, release or settlement had occurred.

3.5   NOTICE OF CHARGE

      The Chargor shall forthwith upon execution of this Deed deliver a notice of charge to the Deposit Bank, in the form set out in the Schedule and shall, as soon as possible thereafter, procure that an acknowledgement of notice is duly received by the Security Trustee.

3.6   REGISTRATION

      The Chargor hereby authorises the Security Trustee forthwith upon execution of this Deed to procure the delivery to the Companies Registry in Bermuda and the Companies Registry in Hong Kong or other competent authority in the place of incorporation of the Chargor of the particulars of this Deed.

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4.    CONTINUING AND INDEPENDENT SECURITY

4.1   CONTINUING SECURITY

      This Deed and the security hereby created shall remain in full force and effect by way of a continuing security notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Chargor or any other person and in particular but without limitation shall not be, nor be considered as, satisfied by any intermediate discharge or payment on account of any liabilities or any settlement of accounts between the Chargor and the Security Trustee and/or any other Finance Party.

4.2   ADDITIONAL SECURITY

      This Deed and the security hereby created shall be in addition to and not in substitution for or derogation of any other Security Interest, guarantee or other security (whether given by the Chargor or otherwise) now or from time to time hereafter held by the Security Trustee and/or any other Finance Party in respect of or in connection with the Secured Obligations.

4.3   UNRESTRICTED ENFORCEMENT

      The Security Trustee need not before exercising any of the rights, powers or remedies conferred upon it by this Deed or by law (i) take action or obtain judgment in any court against the Chargor, any other person, (ii) make or file any claim or prove in a winding-up or liquidation of the Chargor or of any other person or (iii) enforce or seek to enforce the recovery of the monies and liabilities hereby secured by any other security or other rights and may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies, obligations and liabilities hereby secured.

5.    REPRESENTATIONS AND WARRANTIES

5.1   REPRESENTATIONS AND WARRANTIES

      The Chargor hereby represents and warrants to the Security Trustee for the benefit of the Finance Parties that:-

      (a) STATUS: it is a company duly incorporated and validly existing and in good standing under the laws of Bermuda and has full power, authority and legal right to own its property and assets and to carry on its business as such business is now being conducted;

      (b) POWER AND AUTHORITY: it has all legal power and authority to enter into this Deed and perform its obligations under this Deed and all actions (including any corporate action) required to authorise the execution and delivery of this Deed and the performance of its obligations under this Deed have been duly taken including the authorisation of the person or persons who have executed and delivered this Deed to act for and on its behalf thereby binding the Chargor to all the terms and conditions hereof;

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      (c)   LEGAL VALIDITY: this Deed constitutes or, when so executed and delivered, will constitute its legal, valid and binding obligations enforceable in accordance with its terms;

      (d) NON-CONFLICT WITH LAWS: the entry into and performance of this Deed and the transactions contemplated by this Deed do not and will not conflict with or result in (i) a breach of any law, judgment or regulation or any official or judicial order, or (ii) a breach of the constitutional documents of the Chargor, or (iii) any material breach of agreement or document to which the Chargor is a party or which is binding upon it or any of its assets or revenues with a monetary value greater than US$500,000, nor cause any limitation placed on it or the powers of its directors to be exceeded or result in the creation or imposition of any Security Interest on any part of the Collateral pursuant to the provisions of any such agreement or document;

      (e) NO CONSENTS: other than the Consents, no consent, authorisation, licence or approval of, or registration with or declaration to, any governmental or public bodies or authorities or courts in Bermuda or in any relevant jurisdiction is required for or in connection with the execution, delivery, validity, enforceability and admissibility in evidence in proceeding of this Deed, or the performance by the Chargor of any of its respective obligations under this Deed;

      (f) NO REGISTRATION: it is not necessary in order to ensure the legality, validity, enforceability or admissibility in evidence of this Deed that it or any other instrument be notarised, filed, recorded, registered or enrolled in any court or other authority or that any stamp, registration or similar tax or charge be paid on or in relation to this Deed and this Deed is in proper form for its enforcement in the courts of Bermuda and Hong Kong and all jurisdictions the subject of any legal opinion referred to in paragraph 4 of Schedule 3 of the Facility Agreement;

      (g) WINDING UP AND STRIKING OFF: it has not taken any corporate action or no other step has been taken or legal proceedings have been commenced or threatened against it for its winding-up, dissolution, administration or reorganisation or for the appointment of a receiver, administrator, trustee or similar officer of it or all or any of its assets or revenues, except as permitted by clause 17.1(g) (Winding-up) of the Facility Agreement;

      (h) TAXES ON PAYMENTS: all payments to be made by it under this Deed may be made by it free and clear of, and without deduction for, Taxes and no deductions or withholdings are required to be made therefrom save as specified in any legal opinion referred to in paragraphs 2, 3 and 4 of Schedule 3 to the Facility Agreement; and no Taxes are imposed on or by virtue of the execution or delivery by the Chargor of this Deed or any document to be executed or delivered under this Deed;

      (i) TAX LIABILITIES: it has complied with all Taxation laws in all material respects in all jurisdictions in which it is subject to Taxation and has paid all Taxes due and payable by it; no material claims are being asserted against it with respect to

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                                                   [Charge Over Deposit Account]

            Taxes;

      (j)   NO DEFAULT:

            (i)   no Default has occurred and is continuing;

            (ii) it is not, or with the giving of notice or lapse of time or satisfaction of any other condition or any combination thereof, would not be in material breach of or in default under any agreement relating to Financial Indebtedness to which it is a party or by which it may be bound;

      (k) NO IMMUNITY: it is generally subject to civil and commercial law and to legal proceedings and neither it or any of its assets or revenues are entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process;

      (l) COMPLIANCE, WITH CONSENTS AND LICENSES: every consent, authorisation, licence or approval required for the time being by it in connection with the conduct of its business and the ownership, use, exploitation or occupation of its property and assets has been applied for and not refused or has been obtained and is in full force and effect and there has been no material default in the observance of the conditions and restrictions (if any) imposed on, or in connection with, any of the same which may have a material adverse effect on its ability to perform its obligations under this Deed and, to the knowledge of its officers, no circumstances have arisen whereby any remedial action is likely to be required to be taken by it, or at its expense under or pursuant to any law or regulation applicable to its business, property or assets;

      (m) SOLE AND BENEFICIAL OWNER: it is the sole, absolute legal and beneficial owner of the Collateral;

      (n) SECURITY INTEREST: no Security Interest exists in any of its rights, title, interests or benefits in the Collateral (other than as created by this Deed);

      (o) THIRD PARTY RIGHT: it has not sold or otherwise disposed of any of the Collateral or granted in favour of any other person any interest in or any option or other rights in respect of any of the Collateral;

5.2   CONTINUING REPRESENTATION AND WARRANTY

      The Chargor represents and warrants to and undertakes with the Security Trustee that the foregoing representations and warranties in Clause 5.1(a) to (l) inclusive are deemed to be made by the Chargor on each Drawdown Date and on each Interest Payment Date with reference to the facts and circumstances then existing.

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6.    TAXES AND OTHER DEDUCTIONS

6.1   TAX GROSS-UP

      (a) All sums payable by the Chargor or any other person under this Deed shall be paid in full without any restriction or condition and free and clear of any Tax or other deductions or withholdings of any nature.

      (b) If at any time the Chargor or any other person is required in any jurisdiction to make any deduction or withholding in respect of Taxes or otherwise from any payment due under this Deed for the account of the Security Trustee or any Finance Party (or if the Security Trustee is required to make any such deduction or withholding from a payment to other Finance Parties), the sum due from the Chargor in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Security Trustee and each Finance Party receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made.

      (c) The Chargor's obligations under Clause 6.1(a) and (b) shall not apply in respect of any Tax on Overall Net Income levied on the Security Trustee or any other Finance Party.

      (d) All Taxes required by law to be deducted or withheld by the Chargor from any amounts paid or payable under this Deed shall be paid by the Chargor when due (except for such amounts being disputed by the Chargor in good faith) to the relevant tax authority.

6.2   TAX INDEMNITY

      The Chargor shall indemnify the Security Trustee and each other Finance Party against any losses or costs incurred by any of them by reason of:

      (a) any failure of the Chargor or any other person to make any such deduction or withholding referred to in Clause 6.1; or

      (b) any increased payment referred to in Clause 6.1 not being made on the due date for such payment; or

      (c) any Taxes which are being disputed by the Chargor and remaining unpaid; and

      (d) any liability suffered (directly or indirectly) for or on account of Tax by that Finance Party in respect of any payment received or receivable or deemed to be received or receivable under this Deed.

6.3   EVIDENCE OF PROOF

      The Chargor shall promptly deliver to the Security Trustee any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any

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      deduction or withholding as aforesaid. Any certificate or determination of the Security Trustee showing in reasonable details the calculations made by the Security Trustee as to any amount for the purposes of this Clause 6 shall, in the absence of manifest error, be conclusive and binding on the Chargor.

6.4   TAX CREDIT

      If the Chargor makes a Tax Payment and the Security Trustee determines that:-

      (a) a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, or to that Tax Payment; and

      (b)   it has obtained, utilised and retained that Tax Credit,

      the Security Trustee shall, promptly after obtaining the benefit of that Tax Credit, pay an amount to the Chargor which will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Chargor.

7     COSTS, CHARGES AND EXPENSES

7.1   COSTS, CHARGES AND EXPENSES

      The Chargor shall from time to time forthwith on demand pay to or reimburse the Finance Parties and the Receiver (on the basis of a full indemnity) the amount of all costs, charges and expenses incurred by the Finance Parties or the Receiver in connection with:

      (a) the investigation of title to or any inspection or valuation of the Collateral under or in connection with this Deed following an Event of Default, and the negotiation, preparation, registration, perfecting, amendment, modification or administration of this Deed (or any of the charges therein contained) or any other document relating thereto;

      (b) the carrying out of any other act or matter which the Security Trustee or any Finance Party or the Receiver may reasonably consider to be necessary or required for the preservation of the Collateral; and

      (c) all costs, charges and expenses (including legal and other fees on a full indemnity basis) properly incurred by the Security Trustee or any other Finance Party or Receiver in exercising any of its rights or powers hereunder or in suing for or seeking to recover any sums due hereunder or otherwise preserving or enforcing its rights hereunder or in defending any claims brought against it in respect of this Deed or in releasing or re-assigning this Deed upon payment of all moneys hereby secured, unless in respect of a Finance Party, such costs, charges, and expenses are caused by the wilful misconduct or gross negligence of that Finance Party and until payment of the same in full, all such costs, charges and expenses shall be secured by this Deed.

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7.2   STAMP DUTY

      The Chargor shall pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Security Trustee or any Finance Party) imposed on or in connection with this Deed and shall indemnify each of the Security Trustee and the other Finance Parties against any liability arising by reason of any delay or omission by any Chargor to pay such duties or taxes.

8.    UNDERTAKINGS

      The Chargor hereby undertakes and agrees with the Security Trustee for the benefit of the other Finance Parties throughout the continuance of this Deed and so long as the Secured Obligations or any part thereof remains owing that, unless the Security Trustee otherwise agrees in writing, it will:-

      (a) NO SECURITY INTEREST: not create or attempt or agree to create or permit to exist any Security Interest over all or any part of the Collateral or any interest therein unless contemporaneously therewith or prior thereto Indebtedness owing to the Finance Parties under this Deed is equally and rateably secured and no Security Interest purported to be created in breach of this restriction shall take priority over or rank pari passu with this Deed and with the intent of affording the Security Trustee further and better security the Chargor agrees and declares that the rule in Clayton's Case or any other rule of law or equity shall not apply so as to affect or diminish in any way the Security Trustee's rights under this Deed provided always that upon receipt by any Finance Party of notice (either actual or otherwise) of any subsequent Security Interest affecting the Collateral or upon the presentation of a petition or the passing of a resolution in relation to the winding up or equivalent action in any jurisdiction of the Chargor, any Finance Party may or the Security Trustee may instruct the Deposit Bank to open new or separate accounts in the name of the Chargor with that Finance Party and if that Finance Party has not in fact opened such new or separate accounts, it shall nevertheless be treated as if it has done so when the relevant event occurred and as from that time all payments made by the Chargor to any Finance Party shall (notwithstanding any legal or equitable rule or presumption to the contrary) be placed or deemed to have been placed to the credit of such new or separate accounts and shall not go in reduction of the amounts due by the Chargor to the Finance Parties at the time of such event notwithstanding that such payments had been paid into the existing accounts of the Chargor or were shown to be credited to the Chargor's existing accounts on the statements and the Finance Parties shall immediately after the time of such breach have an absolute right of appropriation of such payments;

      (b) THIRD PARTY RIGHT: not grant in favour of any other person any interest in or any option or other rights in respect of any of the Collateral or agree or attempt to do any of the foregoing (except under or pursuant to this Deed);

      (c) OWNERSHIP OF COLLATERAL: at all times remain the sole, absolute and legal and beneficial owner of the Collateral;

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      (d)   COPIES OF NOTICES: upon request of the Security Trustee, give to the
            Security Trustee copies of all notices, requests and other documents sent or received with respect to the Deposit Accounts and/or Deposits;

      (e) INFORMATION: give to the Security Trustee such information regarding the Deposit Account and/or Deposits as the Security Trustee shall reasonably require;

      (f) NO WITHDRAWAL OR DISPOSAL: not withdraw or agree or attempt or be entitled to withdraw or deal with all or any part of the Collateral or any of the monies in the Deposit Account except as permitted under or pursuant to this Deed or Clause 7.5 of the Facility Agreement and not to sell or agree to sell or assign, any part of the Collateral or attempt to do any of the foregoing;

      (g) ENFORCEMENT: do or permit to be done every act or thing which the Security Trustee may from time to time reasonably require for the purpose of enforcing the rights of the Security Trustee hereunder and will allow its name to be used as and when required for that purpose;

      (h) NO DEPRECIATION TO SECURITY: not do or cause or permit to be done anything which may in any way depreciate or otherwise prejudice the value of the Security Trustee's security hereunder; and

      (i) DEPOSIT ACCOUNT: ensure that all moneys payable (whether now or in the future) pursuant to this Deed will be deposited into the Deposit Account in accordance with the terms hereof and the Chargor shall not withdraw and utilise the Deposit or any part thereof other than as permitted by this Deed and the Chargor will not close the Deposit Account or vary the terms of its agreement with the Deposit Bank or agree or attempt to do any of the same except as otherwise agreed in advance by the Security Trustee or otherwise in accordance with the provisions of the Facility Agreement.

9.    ENFORCEMENT

9.1   EVENTS OF DEFAULT

      The security created by this Deed shall become enforceable immediately upon the occurrence of an Event of Default which is continuing. For the purposes of this Clause, each of the following events and circumstances shall be an Event of Default:-

      (a)   any Event of Default under the Facility Agreement; or

      (b) if the Chargor purports or attempts to create any Security Interest (except under or as permitted by this Deed) over all or any part of the Collateral or any third party asserts a claim in respect thereof.

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                                                   [Charge Over Deposit Account]

9.2   ENFORCEMENT OF SECURITY

      Upon the security created by this Deed becoming enforceable, the Security Trustee may at any time or times thereafter exercise without prior or further notice or restriction and whether or not it shall have appointed a Receiver, all the powers and discretions hereby conferred either expressly or by implication on a Receiver (and in relation to express powers and discretions as if any reference to the Receiver were a reference to the Security Trustee) and all other powers conferred upon mortgagees by law or otherwise and shall be entitled to withdraw, appropriate, transfer, set-off or otherwise dispose of all or any part of the Deposit in the Charged Account in or towards the payment or discharge of the Secured Obligations in accordance with Clause 10, for this purpose, the Security Trustee may, at the expense of the Chargor, convert all or any part of such monies into other currencies. The above provisions apply notwithstanding any other terms upon which such monies may have been deposited or that any such monies may have been deposited for a fixed period or be subject to a period of notice and that the fixed period or period of notice may not have expired or that notice or sufficient notice may not have been given.

9.3   EXCLUSION OF LIMITATIONS

      No restrictions imposed by any ordinance or other statutory provision in relation to the exercise of any power of sale or consolidation, including without limitation paragraph 11 of the Fourth Schedule to the Conveyancing and Property Ordinance (Chapter 219 of the laws of Hong Kong) shall apply to this Deed.

9.4   APPOINTMENT OF RECEIVER

      At any time after the security hereby created has become enforceable, or if requested by the Chargor, the Security Trustee may in writing either under seal or under the hand of a duly authorised officer of the Security Trustee, appoint any person or persons to be a Receiver of the Collateral and may from time to time fix his or their remuneration and may remove any Receiver so appointed and appoint another in his place. Where more than one Receiver is so appointed any reference in this Deed to a Receiver shall apply to both or all of the Receivers so appointed and the appointment shall be deemed to be a joint and several appointment so that the rights, powers, duties and discretions vested in the Receiver may be exercised jointly by the Receivers so appointed or severally by each of them.

9.5   POWERS OF RECEIVER

      The Receiver shall be the agent of the Chargor and the Chargor shall be solely responsible for the Receiver's acts or defaults and for the Receiver's remuneration and the Receiver shall, in addition to all powers conferred from time to time on mortgagees or receivers by law or otherwise (but without the restrictions imposed by law or any ordinance or other statutory provision in relation to the exercise of any power of sale or consolidation), have power (exercisable without further notice):-

      (a) to take possession of, collect and get in and give receipts for the Collateral;

      (b) to dispose of or deal with the Collateral in such manner, for such consideration

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                                                   [Charge Over Deposit Account]

            and generally on such terms and subject to such conditions as the Receiver may think fit with full power to convey or otherwise transfer the Collateral in the name of the Chargor or other legal or registered owner;

      (c) to institute, prosecute and defend any proceedings in the name of the Chargor or otherwise as may deem expedient;

      (d) to redeem any Security Interest (whether or not having priority to the security constituted by this Deed) and make any arrangement, settlement or compromise or enter into any contracts which the Receiver shall think expedient in the interests of the Security Trustee;

      (e) for the purpose of exercising any of the powers, authorities and discretions conferred on him by or pursuant to this Deed and of defraying any costs, charges, losses or expenses (including his remuneration) which shall be incurred by him in the exercise thereof or for any other purpose in connection herewith, to raise and borrow money either unsecured or on the security of the Collateral either in priority to this Deed or otherwise and generally on such terms and conditions as he may think fit provided that:-

            (i) no Receiver shall exercise such power without first obtaining the written consent of the Security Trustee and the Finance Parties shall incur no liability to the Chargor or any other person by reason of its giving or refusing such consent whether absolutely or subject to any limitation or condition; and

            (ii) no person lending such money shall be concerned to enquire as to the existence of such consent or the terms thereof or as to the propriety or purpose of the exercise of such power or to see to the application of any money so raised or borrowed;

      (f) to appoint managers, agents, officers, solicitors, accountants or other professional or non-professional advisers, agents or employees for any of the aforesaid purposes at such salaries or for such remuneration and for such periods as the Receiver may determine and to delegate to any person any of the powers hereby conferred on the Receiver;

      (g) in the exercise of any of the above powers to expend such sums as the Receiver may think fit and the Chargor shall forthwith on demand repay to the Receiver all sums so expended together with interest thereon at such rates as the Security Trustee may from time to time determine from the time of the same having been paid or incurred and until such repayment such sums together with such interest shall be secured by this Deed;

      (h) to do all such other acts and things as may be considered by the Receiver to be incidental or conducive to any of the matters or powers aforesaid or otherwise incidental or conducive to the exercise of any of the rights conferred on the Receiver under any Finance Document to which the Chargor is a party or under legislation or common law or to the realisation of the security created by this Deed and which the Receiver may lawfully do and to use the name of the

                                                   [Charge Over Deposit Account]

            Chargor for all the purposes aforesaid.

9.6   RECEIVER TO CONFORM TO SECURITY TRUSTEE'S DIRECTIONS

      The Receiver shall in the exercise of the Receiver's powers, authorities and discretions conform to the directions and regulations from time to time given or made by the Security Trustee.

9.7   POWERS TO BE GIVEN WIDE CONSTRUCTION

      The powers of the Security Trustee and the Receiver hereunder shall be construed in the widest possible sense to the intent that the Security Trustee and the Receiver shall be afforded as wide and flexible a range of powers as possible.

9.8   NO LIABILITY TO ACCOUNT AS MORTGAGEE IN POSSESSION

      Nothing that shall be done by or on behalf of the Security Trustee or any Receiver shall render the Security Trustee or any Receiver or any of the other Finance Parties liable to account as a mortgagee in possession for any sums other than actual receipts.

9.9   EVIDENCE OF DEBT

      Any statement of account signed as correct by the Security Trustee showing any amount due under the Facility Agreement or under this Deed or under any other Finance Document shall, in the absence of manifest error, be conclusive evidence of the amount so due.

9.10  SALE OF COLLATERAL

      Each of the Security Trustee and the Receiver shall be entitled to exercise such power of sale in such manner and at such time or times and for such consideration (whether payable immediately or by instalments) as it shall in its absolute discretion think fit (whether by private sale or otherwise) and so that the Collateral (or any relevant part thereof) may be sold (i) subject to any conditions which the Security Trustee or the Receiver may think fit to impose and (ii) to any person (including, without limitation, any person connected with the Chargor or the Security Trustee).

9.11  PURCHASER NOT BOUND TO ENQUIRE

      Each of the Security Trustee and the Receiver is authorised to give a good discharge for any monies received by it pursuant to the exercise of its power of sale and no purchaser or other person shall be bound to enquire whether the power of sale has arisen as herein provided nor be concerned with the manner of application of the proceeds of sale.

9.12  NO LIABILITY FOR LOSSES

      The Chargor shall not have any claim against the Security Trustee or the Receiver in respect of any loss arising out of the exercise by the Security Trustee or the Receiver of their respective powers hereunder including without limitation out of any such sale or

                                                   [Charge Over Deposit Account]

      any postponement thereof howsoever caused and whether or not a better price could or might have been obtained upon the sale of the Collateral or any part thereof by deferring or advancing the date of such sale or otherwise howsoever, except and to the extent that loss is caused by the Security Trustee's or the Receiver's fraud, negligence or wilful misconduct.

10.   APPLICATION OF PROCEEDS

      All monies received by the Security Trustee or the Receiver hereunder shall be applied in or towards satisfaction of the Secured Obligations subject to the prior discharge of all liabilities having priority thereto by law in the following order of priority:-

      (a) in payment or satisfaction of all costs, charges, expenses and liabilities properly incurred and payments made by or on behalf of the Security Trustee or the Receiver in connection with the exercise of any powers hereunder and in preserving or attempting to preserve this security or the Collateral and of all outgoings in respect of the Collateral paid by the Security Trustee or the Receiver pursuant to this Deed;

      (b) in payment to the Receiver of all remuneration as may be agreed between it and the Security Trustee to be paid to him at, or at any time after, its appointment;

      (c) in or towards reduction of the remaining Secured Obligations in such manner as is provided in the Facility Agreement.

      (d)   the surplus (if any) to the Chargor.

11.   INDEMNITY

11.1  GENERAL INDEMNITY

      The Chargor hereby undertakes with the Security Trustee to indemnify and keep indemnified the Security Trustee, the other Finance Parties and each of them (each an "INDEMNITEE") from and against all costs, charges and expenses which the Security Trustee or such other Finance Parties shall properly incur in connection with the exercise of any powers conferred by this Deed or the perfection, preservation or enforcement of the security created by this Deed (unless and to the extent that any of the foregoing results directly from the fraud, gross negligence or wilful misconduct of that indemnitee).

11.2  CURRENCY INDEMNITY

      (a) If an amount due to the Security Trustee or any other Finance Parties from the Chargor under this Deed (a "SUM"), or any order, judgment or award given or made in relation to a sum, has to be converted from the currency (the "FIRST CURRENCY") in which that sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

                                                   [Charge Over Deposit Account]

            (i)   making or filing a claim or proof against the Chargor;

            (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

            the Chargor shall, as an independent obligation to the Security Trustee or such other Finance Parties, indemnify the Security Trustee or such other Finance Parties to whom that sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that sum from the first currency into the second currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that sum.

      (b) The Chargor waives any right it may have in any jurisdiction to pay any amount under the Facility Agreement and or/any other Finance Document in a currency or currency unit other than that in which it is expressed to be payable.

11.3  PAYMENT AND SECURITY

      The Security Trustee or any other Finance Parties may retain and pay out of any money in the hands of the Security Trustee or such Finance Party all sums necessary to effect the indemnity contained in this Clause and all sums payable by any Chargor under this Clause shall form part of the monies hereby secured.

12.   SUSPENSE ACCOUNT

      The Security Trustee may, notwithstanding, Clause 10 (Application of Proceeds), place and keep any monies received under this Deed, before or after the insolvency of the Chargor, to the credit of a suspense account in order to preserve the rights of the Finance Parties to sue or prove for the whole amount in respect of claims against the Chargor or any other person.

13.   SET OFF

13.1 Without prejudice to any right of set-off, combination of accounts, lien or other rights which the Security Trustee or the Receiver is at any time entitled whether by operation of law or contract or otherwise, the Security Trustee and the Receiver may (but shall not be obliged to) set off against any obligation of the Chargor due and payable by it hereunder without prior notice any moneys held by the Security Trustee or such Receiver for the account of the Chargor at any office of the Security Trustee or such Receiver anywhere and in any currency. The Security Trustee or such Receiver may effect such currency exchanges as are appropriate to implement such set-off.

13.2 If the obligations are in different currencies, the Security Trustee or such Receiver may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

                                                   [Charge Over Deposit Account]

14.   POWER OF ATTORNEY

14.1  POWER OF ATTORNEY

      The Chargor irrevocably appoints the Security Trustee, the Receiver and any persons deriving title under either of them by way of security jointly and severally to be its attorney (with full power of substitution) and in its name or otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required or which the Security Trustee or the Receiver shall think proper or reasonably expedient for carrying out any obligations imposed on the Chargor hereunder or for exercising, following the security constituted by this Deed becoming enforceable, any of the powers conferred by this Deed or in connection with any sale or disposition of the Collateral or the exercise of any rights in respect thereof or for giving to the Security Trustee and the Receiver the full benefit of this security and so that this appointment shall operate to authorise the Security Trustee and the Receiver to do on behalf of the Chargor anything it can lawfully do by an attorney. The Chargor ratifies and confirms and agrees to ratify and confirm any deed, instrument, act or thing which such attorney or substitute may execute or do in exercising its powers under this Clause.

14.2  DELEGATION

      The Security Trustee and/or the Receiver may delegate to any person all or any of the rights or powers conferred on it by this Deed or by law. Any such delegation may be made upon such terms and conditions (including power to sub-delegate) as the Security Trustee or the Receiver thinks fit.

15.   FURTHER ASSURANCE

      The Chargor agrees that at any time and from time to time upon the written request of the Security Trustee it will promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably require for the purpose of obtaining the full benefit of this Deed and of the rights and powers herein granted.

16.   NOTICES

16.1  NOTICES

      Any notice or communication under or in connection with this Deed shall be in writing and shall be delivered personally or by prepaid letter (airmail if available) or facsimile transmission to the addresses or facsimile numbers set out below or at such other address or facsimile number as the recipient may have notified to the other parties in writing. Proof of posting or despatch of any notice or communication to any party hereto shall be deemed to be proof of receipt:-

      (a) in the case of a letter, on the fifth Business Day after posting if airmail or second Business Day if local mail;

                                                   [Charge Over Deposit Account]

      (b) in the case of a facsimile transmission, on the Business Day immediately following the date of despatch with confirmed facsimile report.

      All communications or other correspondence between the Chargor and any of the Finance Parties in connection with this Deed shall be made through the Security Trustee.

16.2  ADDRESSES

      Notices or communications shall be sent to the following addresses:-

      To the Chargor:-

      Name      Asia Netcom Corporation Limited
      Address   46/F Cheung Kong Center
                2 Queen's Road Central
                Hong Kong

      Fax       (852) 2121 2929
      Attention Gregory Freiberg/Wenlong Sun

      With a copy to: Asia Netcom Singapore Pte Limited
                      2 Shenton Way #11-01
                      SGX Centre 1
                      Singapore 068804

      Fax       (65) 6233 6390
      Attention Oliver Ao

      To the Security Trustee:-

      Name      Industrial and Commercial Bank of China (Asia) Limited
      Address   10/F, ICBC Asia Building
                122-126 Queen's Road Central
                Hong Kong

      Fax       (852) 2851 9361
      Attention Ms. Esther Cheng/ Ms. Amy Wong

16.3  LANGUAGE

      Each notice or document referred to in this Deed or to be delivered under this Deed shall be in the English language.

                                                   [Charge Over Deposit Account]

17. WAIVERS, AMENDMENTS AND CONSENTS, REMEDIES, SEVERABILITY, ASSIGNMENT AND COUNTERPARTS

17.1  WAIVERS

      No failure or delay on the part of the Security Trustee or any Finance Party to exercise any power, right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise by the Security Trustee or any Finance Party of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

17.2  AMENDMENTS AND CONSENTS

      (a) Any amendment of any provision of this Deed shall only be effective if made in accordance with the provisions of this Deed and if all parties hereto so agree in writing and any waiver of any breach or default under this Deed shall only be effective if the Security Trustee acting on the instructions of the Lenders or the Majority Lenders (as the case may be), agrees in writing. Any consent by the Security Trustee under this Deed must be made in writing.

      (b) Any such waiver or consent may be given subject to any conditions thought fit by the Security Trustee acting on the instructions of the Lenders or the Majority Lenders, as the case may be, and shall be effective only in the instance and for the purpose for which it is given.

17.3  REMEDIES

      The remedies provided in this Deed are cumulative and are not exclusive of any remedies provided by law.

17.4  SEVERABILITY

      If any provision of this Deed is prohibited or unenforceable in any jurisdiction such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

17.5  ASSIGNMENT

      The Security Trustee may assign its rights under this Deed in accordance with the provisions of the Facility Agreement. The Chargor shall not assign any of its respective rights hereunder.

17.6  COUNTERPARTS

      This Deed may be executed in any number of counterparts including by facsimile and all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Deed by signing any such counterpart.

17.7 It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

                                                   [Charge Over Deposit Account]

18.   GOVERNING LAW AND JURISDICTION

18.1  GOVERNING LAW

      This Deed shall be governed by and construed in accordance with the laws of Hong Kong.

18.2  SUBMISSION TO JURISDICTION

      For the benefit of the Security Trustee, the Chargor irrevocably agrees that the courts of Hong Kong are to have jurisdiction to settle any disputes which may arise out of or in connection with this Deed and that, accordingly, any legal action or proceedings arising out of or in connection with this Deed ("PROCEEDINGS") may be brought in those courts and the Chargor irrevocably submits to the jurisdiction of those courts.

18.3  OTHER JURISDICTIONS

      Nothing in this Clause 17 (Governing Law and Jurisdiction) shall limit the right of the Security Trustee to take Proceedings against the Chargor in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Security Trustee from taking Proceedings in any other jurisdiction, whether concurrently or not.

18.4  WAIVER OF INCONVENIENT FORUM

      The Chargor irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause 18 (Governing Law and Jurisdiction) and any claim that any such Proceedings have been brought in an inconvenient forum.

18.5  PROCESS AGENT

      The Chargor hereby irrevocably appoints Asia Netcom Asia Pacific Commercial Limited of 46th Floor, Cheung Kong Centre, 2 Queen's Road Central, Hong Kong to receive, for it and on its behalf, service of process in any Proceedings in Hong Kong. Such service shall be deemed completed on delivery to the process agent whether or not it is forwarded to and received by the Chargor). If for any reason the process agent ceases to be able to act as such or not longer has an address in Hong Kong, the Chargor irrevocably agrees to appoint a substitute process agent acceptable to the Security Trustee, and to deliver to the Security Trustee a copy of the new process agent's acceptance of that appointment, within 30 days.

18.6  SERVICE

      The Chargor irrevocably consents to any process in any Proceedings anywhere being served by mailing a copy by post in accordance with Clause 15 (Notices). Nothing shall affect the right to serve any process in any other manner permitted by law.

                                                   [Charge Over Deposit Account]

18.7  WAIVER OF IMMUNITIES

      To the extent that the Chargor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court of from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, the Chargor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Deed.

IN WITNESS whereof this Deed has been executed by the parties hereto and is intended to be and is hereby delivered by the Chargor as its deed on the day and year first above written.

                                                   [Charge Over Deposit Account]

                                    SCHEDULE

                               FORM OF NOTICE AND
                       ACKNOWLEDGEMENT OF CHARGED ACCOUNTS

                                                                          [Date]

To: Industrial and Commercial Bank of China (Asia) Limited

Dear Sirs,

US$ ACCOUNT DESIGNATED "ASIA NETCOM CORPORATION LIMITED - DISPOSITION PROCEEDS" US$ ACCOUNT DESIGNATED "ASIA NETCOM CORPORATION LIMITED - INSURANCE PROCEEDS" US$ ACCOUNT DESIGNATED "ASIA NETCOM CORPORATION LIMITED - PREPAYMENT ESCROW" US$ ACCOUNT DESIGNATED "ASIA NETCOM CORPORATION LIMITED - REQUISITION PROCEEDS" EACH IN THE NAME OF ASIA NETCOM CORPORATION LIMITED HELD AND MAINTAINED WITH INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
(TOGETHER THE "CHARGED ACCOUNTS")

We hereby give you notice that by a charge over accounts dated [     ], 2004
(the "CHARGE", which expression shall include all subsequent amendments and supplements thereto), we have assigned and charged to Industrial and Commercial Bank of China (Asia) Limited as security trustee for the Finance Parties (as defined therein) (the "SECURITY TRUSTEE") the Charged Accounts including all monies which may be at any time be standing to the credit of the Charged Accounts and all other Collateral (as defined in the Charge) and all our right, title, interest and benefit therein and thereto upon the terms and conditions of the Charge.

Following an event of default as notified by the Security Trustee, we hereby authorise and instruct you from time to time, upon receipt of such instructions from the Security Trustee:-

1. to pay to the Security Trustee, or as it may direct, any or all monies standing to the credit of any of the Charged Accounts in accordance with such instructions; and

2. to disclose to the Security Trustee any information relating to the Collateral as the Security Trustee may request.

Following such notice, all rights, powers and discretions of the Chargor in relation to the Collateral shall be exercisable solely by the Security Trustee and the instructions and authorisations contained in this letter shall remain in full force and effect unless and until the Security Trustee gives you notice in writing to the contrary.

You hereby agree not to claim or exercise any Security Interest in, set-off, counterclaim or other rights in respect of any of the Collateral.

This letter shall be governed by the laws of Hong Kong.

Please acknowledge your receipt of this notice and confirm that you will pay all monies as directed by or pursuant to this notice and will comply other provisions of this notice of charge by signing as indicated.

                                                   [Charge Over Deposit Account]

Yours faithfully,

For and on behalf of
ASIA NETCOM CORPORATION LIMITED

________________________

For and on behalf of
INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
(AS SECURITY TRUSTEE)

________________________

We acknowledge receipt of the above notice and agree to comply with the terms of the above notice. We confirm that we have not received any other notice of charge or assignment or other Security Interest or notice that any other person claims any rights in respect of any of the Collateral.

Dated _________

For and on behalf of
INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED

________________________

                                                   [Charge Over Deposit Account]

                                 EXECUTION PAGE

THE CHARGOR

SIGNED, SEALED AND DELIVERED                )
as a Deed by its duly authorised attorney   )
Tung, Hsiao-Chi                             ) /s/ Tung, Hsiao-Chi
for and on behalf of                        )
ASIA NETCOM CORPORATION LIMITED             )
in the presence of:-                        )

/s/ Corina Delicia Hoon
    Corina Delicia Hoon
    Solicitor
    RICHARDS BUTLER
    20/F Alexandra House
    Hong Kong SAR



THE SECURITY TRUSTEE

SIGNED by                                   )
Wang Yan, Wilson Wan                        ) /s/ Wang Yan       /s/ Wilson Wan
for and on behalf of                        )
INDUSTRIAL AND COMMERCIAL BANK              )
OF CHINA (ASIA) LIMITED                     )
in the presence of:-                        )

/s/ Corina Delicia Hoon
    Corina Delicia Hoon
    Solicitor
    RICHARDS BUTLER
    20/F Alexandra House
    Hong Kong SAR